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                                                                   EXHIBIT 10.1



                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of November 4, 1996 by and between CENTRAL RENTS, INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the "Lender" under the Credit Agreement defined below.

                                    RECITALS
                                    --------

        A. Borrower and Lender are parties to that certain Credit Agreement, dated as of May 9, 1995 (the "Credit Agreement"), pursuant to which Lender agreed to make available to Borrower certain credit facilities.

        B. Borrower and Lender have agreed to reduce Lender's commitment to lend to Borrower.

        NOW, THEREFORE, in consideration of the above Recitals which, by this reference, are incorporated into the Agreement set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

        1. DEFINED TERMS. Initially capitalized terms used but not defined in this first Amendment shall have the meanings assigned to such terms in the Credit Agreement.

        2. AMENDMENTS TO SECTION 1.01 OF THE CREDIT AGREEMENT. Borrower and lender agree that Section 1.01 of the Credit Agreement shall be revised in relevant part as follows:

            (a) The definition of "Borrowing Base" shall be revised by deleting the words "Fifteen Million Dollars ($15,000,000)" therein and substituting therefor the words "Twelve Million Five Hundred Thousand Dollars ($12,500,000)".

            (b) The definition of "Commitment" shall be revised by deleting the words "Twenty-Five Million Dollars ($25,000,000)" therein and substituting therefor the words "Twelve Million Five Hundred Thousand Dollars ($12,500,000)".

            (c)  The definition of "Letter of Credit Amount" shall be revised by deleting the words "One Million Dollars ($1,000,000)" therein and substituting therefor the words "Three Million Dollars ($3,000,000)".
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        3.      AMENDMENT OF NOTE. Borrower and Lender agree that the Note shall be, and hereby is, amended in all respects necessary to reflect a reduction in the original principal amount thereof from Twenty-Five Million Dollars ($25,000,000) to Twelve Million Five Hundred Thousand Dollars ($12,500,000).

        4. REFERENCES. All references in the Credit Agreement to "this Credit Agreement", "hereof", "herein", "hereto", or words of similar import, and all references in all other Loan Documents to "the Credit Agreement" shall be, and shall be deemed to be for all purposes, references to the Credit agreement as amended by this First Amendment.

        5. CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS OTHERWISE NOT AFFECTED. Except as expressly amended pursuant to this First Amendment, the Credit Agreement and each of the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Lender continues to reserve any and all of its rights and remedies under the Credit Agreement and each of the other Loan Documents, and no failure, delay or discontinuance on the part of Lender in exercising any right, power or remedy thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. This First Amendment and the Credit Agreement shall be read together, as one document.

        6. BINDING EFFECT. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower and Lender and their respective successors and assigns as permitted pursuant to the Credit Agreement.

        7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS A NATIONAL BANK OR OTHERWISE, IN WHICH CASE SUCH CHOICE OF CALIFORNIA LAW SHALL NOT BE DEEMED TO DEPRIVE LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW.

        8. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same First Amendment.

        9.      EXPENSES. The Borrower acknowledges that, pursuant to section
8.01 of the Credit Agreement, all costs and expenses in connection with this First Amendment shall be Bank Expenses to be paid by Borrower, and Borrower hereby



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agrees to reimburse Lender for all such costs and expenses promptly upon
Lender's request for payment.

        IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment, as of the date first above written.



                                        CENTRAL RENTS, INC., a Delaware
                                        corporation


                                        By: /s/ A. KEITH WALL
                                            ---------------------------
                                              A. Keith Wall

                                        Its: CHIEF FINANCIAL OFFICER


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, a national banking
                                        association


                                        By: /s/ PERRY MORETH
                                            ---------------------------
                                              Perry Moreth

                                        Its: Vice President



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